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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 21, 2003
              (DATE OF EARLIEST EVENT REPORTED: FEBRUARY 20, 2003)

                                  -------------

                             MTC TECHNOLOGIES, INC.
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    000-49890                02-0593816
 -------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION        (COMMISSION             (IRS EMPLOYER
 OF INCORPORATION)                   FILE NUMBER)         IDENTIFICATION NUMBER)


      4032 Linden Avenue, Dayton, Ohio                          45432
  ------------------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 252-9199

                                       N/A
--------------------------------------------------------------------------------
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

            On February 20, 2003, MTC Technologies, Inc. (the "Company") announced its financial results for the fourth quarter and full year of 2002. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              Ex. 99.1   Press Release dated February 20, 2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 21, 2003

                                                   MTC TECHNOLOGIES, INC.


                                                   By: /s/ David S. Gutridge
                                                       ---------------------
                                                       David S. Gutridge
                                                       Chief Financial Officer

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EXHIBIT INDEX

         Ex. 99.1      Press Release dated February 20, 2003